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                                                                  EXHIBIT (99-2)





                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                              ____________________


                                   FORM 11-K


                              ____________________



                                 ANNUAL REPORT




                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993



                              ____________________




                            SONOCO PRODUCTS COMPANY
                      1983 KEY EMPLOYEE STOCK OPTION PLAN

                                      AND

                            SONOCO PRODUCTS COMPANY
                          1991 KEY EMPLOYEE STOCK PLAN





                            SONOCO PRODUCTS COMPANY

                              NORTH SECOND STREET

                        HARTSVILLE, SOUTH CAROLINA 29550


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                            SONOCO PRODUCTS COMPANY

                         KEY EMPLOYEE STOCK OPTION PLAN

                              ____________________





The Financial Statements and Notes to Consolidated Financial Statements of Sonoco Products Company represent the financial statements of the Plans and are hereby incorporated by reference in this Form 11-K Annual Report.